SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 14, 2011
Date of Report (Date of earliest event reported)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of principal executive offices)(ZIP code)

(703) 841-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240a.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240a.13e-4(c))

ITEM 5.02(e):	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c)	Effective March 14, 2011, the Company appointed Daniel D. Allen to the position of Chief Operating Officer.

Biographical information about Mr. Allen is as follows:

Prior to joining CACI and since 2004, Mr. Allen, age 51, was employed by Northrop Grumman Information Systems ("NGIS"), where he served as the Sector Vice President and General Manager of the company's Intelligence Systems Division. NGIS is not a parent, subsidiary or other affiliate of the Company.

Mr. Allen brings nearly 30 years of progressively responsible organizational leadership positions within the intelligence and information technology industry. Prior to joining CACI, he led a division at NGIS focused on providing specialized intelligence systems, operations, and enterprise IT services to the Intelligence Community; delivered cyberspace systems and operations to intelligence, Department of Defense (DoD), and federal civilian clients; and oversaw the Northrop Grumman internal Information Security Operations. In addition to growing revenue, his achievements included delivering continuous margin improvement and executing successful mergers and acquisitions activities. Mr. Allen also served as Senior Vice President and Deputy to the President of General Dynamics Information Technology, where he led the delivery of enterprise services to the intelligence, DoD, federal, civilian, commercial, and international marketplaces. His experience also includes management positions with GTE Government Systems Corporation and TRW, where he began his career as a software engineer.

There was no arrangement or understanding pursuant to which he was selected as an officer of the Company. There are no family relationships between Mr. Allen and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Allen was a participant.

Mr. Allen will receive the customary forms of compensation and benefits that we extend to executive officers. In connection with his appointment, on March 14, 2011, Mr. Allen also received 51,099 in Restricted Stock Units (RSUs), valued at the closing price of the Company's stock on March 14, 2011 and vesting in equal increments over four years.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	A copy of the press release dated March 14, 2011 announcing Mr. Allen's appointment as Chief Operating Officer is attached hereto as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse Senior Vice President, Chief Legal Officer and Secretary